UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 9, 2003
                                                                   -------------


                              INSITUFORM EAST, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



         0-10800                                            52-0905854
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  (Commission File Number)                     (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                              20785-1608
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(Address of principal executive offices)                           (Zip Code)



               Registrant's telephone number including area code:
                              (301) 386-4100 (tel)
                              (301) 386-2444 (fax)


                                      None
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          (Former name or former address, if changed since last report)


Item 5.    Other Events.

     See press release of the registrant dated June 9, 2003 attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2003                       INSITUFORM EAST, INCORPORATED
                                         ---------------------------------------
                                         (Registrant)


                                         By: /s/ Robert W. Erikson
                                         ---------------------------------------
                                         Robert W. Erikson
                                         President




                          INSITUFORM EAST DELISTED FROM
                            NASDAQ SMALLCAP MARKETSM


     LANDOVER, MD, June 9, 2003 - INSITUFORM EAST, INCORPORATED (OTC: INEI) reported that, as commenced May 30,2003, the Company's common stock was delisted from The Nasdaq SmallCap MarketSM. The Nasdaq Listing Qualifications Staff implemented this action because the bid price of the Company's common stock was trading at less than $1.00 per share as required by Nasdaq's Marketplace Rules.

     The Company's common shares remain available for trading quotation under continuing ticker symbol INEI on the National Association of Securities Dealers
(NASD) OTC Bulletin Board(R) (OTCBB) system [www.otcbb.com] and also under daily "pink sheets" quotations [www.pinksheets.com]. The OTCBB is a regulated quotation system that displays real-time quotes, last-sale prices, and volume information in over-the-counter (OTC) securities. The "pink sheets" - named for the color of the paper on which they've historically been printed - are daily listings of price quotes for companies that trade in the OTC market published in both hard copy and electronic format by Pink Sheets LLC, formally known as the National Quotation Bureau.

     Insituform East, Incorporated and its subsidiaries are engaged in the trenchless rehabilitation of underground sewers and other pipelines primarily using cured-in-place pipe ("CIPP") rehabilitation processes to produce a shape-conforming "pipe-within-a-pipe." Since 1978, the Company has performed work in six Mid-Atlantic States and the District of Columbia using the patented Insituform(R) process under territorially exclusive license agreements. Utilizing other trenchless CIPP processes, the Company's presently dormant wholly-owned subsidiary, Midsouth Partners, is entitled to operate substantially without geographic restriction. The Company's CIPP rehabilitation processes utilize custom-manufactured unwoven polyester fiber felt tubing, with an elastomeric coating on the exterior surface. The flat, pliable tube is later impregnated with a liquid thermosetting resin and the resin-saturated material is inserted in the pipe through an existing manhole or other access point. Using a temporary inversion duct and cold water pressure, the material is turned inside out as it is forced through the pipeline. When the inverted and inflated tube is fully extended, the cold water is recirculated through a heat-exchange unit. The heated water cures the thermosetting resin to form a new, hard, jointless, impact and corrosion resistant cured-in-place pipe within the original pipe. Lateral or side connections are then reopened by use of a remotely controlled cutting device.

                                      * * *

Contact: Robert W. Erikson.                          George Wm. Erikson
         President                                   Chairman
         (301) 386-4100                              (301) 386-4100